For Current Income

DELAWARE GROUP
                                                              Delchester Fund
       1997
Semi-Annual
     Report

professional management
                                   service and guidance
goals



[Photo of house by a stream with waterfall]




DELAWARE
GROUP
--------

-------------------------------------------------------------------
FEBRUARY 14, 1997

Dear Shareholder:
During the first half of fiscal 1997, high-yield bonds were the most rewarding segment of the U.S. fixed-income market, providing both high current income and a modest level of capital appreciation.
        Delchester Fund provided a positive total return of +8.92% for Class A shares (capital change plus reinvested dividends at net asset value) during the six months ended January 31, 1997.
        Last July, fiscal 1997 began in a less than favorable investment climate. Both bond and stock prices faced a month-long decline amid investor concerns about a possible rise in the rate of inflation, and its consequent negative effects on corporate profits.

SINCE JULY, THE HIGH-YIELD BOND MARKET HAS OFFERED A SUBSTANTIAL INCOME ADVANTAGE OVER TREASURIES AND A RELATIVELY LOW DEFAULT RATE.

        Like a summer thunderstorm, the stock market's downturn proved brief. But, clouds of worry about inflation and possible changes in Federal Reserve Board policy hovered over the bond market for the balance of calendar 1996, dampening both investor enthusiasm and returns. This was particularly true of U.S. Treasuries, since these bonds are the most sensitive to changes in inflation expectations.
        By contrast, investors in higher risk, high-yield bonds were sheltered from the storm. During the first half of fiscal 1997, the domestic corporate high-yield market offered a more than 300 basis point (3%) advantage in income over Treasuries and had a default rate of just 1.23%, lower than a year earlier.
        For nearly 27 years, Delaware has managed Delchester Fund through a variety of interest rate environments, and we have learned that investing in high-yield securities requires the ability to navigate in all kinds of weather, and anticipate market changes.
        Within the high-yield market are bonds of varying quality. In fiscal 1997, your Fund's management has focused on relatively higher quality bonds than some high-yield mutual funds. This helped us achieve short-term returns that were competitive with the average of our peers.


2                            1997 SEMI-ANNUAL REPORT

        As you'll see below, Delchester Fund also has a superior long-term performance record. Given the potential credit risks associated with the high-yield market, we consider our approach a prudent way to achieve the Fund's objective of paying high current income consistent with reasonable safety.
        Inside, Paul A. Matlack and Gerald T. Nichols, the Fund's portfolio managers, review the Fund's performance since July and explain why we believe the high-yield market is well-positioned for the months ahead.
        We appreciate the fact that you have chosen to make Delchester Fund a part of your portfolio. Delaware Group values your continued confidence in the Fund and we look forward to reporting our fiscal year-end results to you this summer.

Sincerely,



Wayne A. Stork
CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER


----------------------------------------------------------------------------------------------------
TOTAL RETURN
                                                          SIX MONTHS                 10 YEARS +
                                                     ENDED JAN. 31, 1997         ENDED JAN. 31, 1997
----------------------------------------------------------------------------------------------------
Delchester Fund A Class                                     +8.92%                      +9.45%
----------------------------------------------------------------------------------------------------
Lipper High Current Yield Fund Average                      +9.14%                      +9.27%
----------------------------------------------------------------------------------------------------

+AVERAGE ANNUAL TOTAL RETURN.

 PERFORMANCE QUOTED ABOVE ASSUMES REINVESTMENT OF DISTRIBUTIONS. RESULTS OF DELCHESTER AND THE LIPPER FUND AVERAGE DO NOT SHOW THE EFFECT OF SALES CHARGES. PERFORMANCE FOR ALL FUND CLASSES CAN BE FOUND ON PAGE 8. THE LIPPER AVERAGE CONSISTED OF 174 AND 43 FUNDS, RESPECTIVELY, FOR SIX MONTHS AND 10 YEARS
 ENDED JAN. 31, 1997.



                            1997 SEMI-ANNUAL REPORT                           3

PORTFOLIO MANAGERS' REVIEW

        The first half of fiscal 1997 was a very productive period for Delchester Fund and the high-yield bond market despite the challenges posed by volatile U.S. interest rates.
        Overall, the high-yield bond market grew by $58 billion in calendar 1996 to a record $385 billion in bonds, according to CS First Boston. Meanwhile, investor demand for high-yield bonds has been robust. In our opinion, this demand was fueled by investors' desire to increase income, diversify their portfolios and mitigate the effect of a possible rise in interest rates in 1997.
        The overall credit quality of the high-yield market remains relatively strong. In 1996, the default rate on high-yield bonds remained substantially below 2% for the fourth consecutive year.
        High-yield bonds have a substantial yield advantage relative to U.S. Treasury securities with comparable maturities. This high interest rate has historically compensated many high-yield bond owners for the lower credit quality of issuers and for the fact that their principal and interest payments are not guaranteed by the U.S. government.
        During the past six months, strong investor demand and the relatively high credit quality of high-yield bonds led to an increase in prices, and thus modestly lower yields. Still, high-yield bonds offered, on average, more yield than Treasuries as of January 31, an advantage we believe can be maintained for the balance of fiscal 1997.

HIGH-YIELD BOND YIELDS HAVE BEEN LESS VOLATILE THAN U.S. TREASURIES
----------------------------------------------------------------------------------------------------
January 1994 to January 1997
                                                      ANNUALIZED YIELD             VOLATILITY+
                                                 HIGH        LOW     JAN. 31, 1997
----------------------------------------------------------------------------------------------------
Salomon Brothers High-Yield Index               11.3%        9.0%        9.6%         25.6%
Ten-Year U.S. Treasuries                         7.8%        5.3%        6.5%         47.2%
----------------------------------------------------------------------------------------------------

ABOVE YIELDS ARE NOT INTENDED TO REPRESENT THE YIELD OF ANY DELAWARE GROUP FUND. UNLIKE TREASURIES, THE INTEREST AND PRINCIPAL OF HIGH-YIELD BONDS ARE NOT GUARANTEED BY THE U.S. GOVERNMENT. +VOLATILITY IS MEASURED BY THE VARIANCE IN CURRENT YIELD BETWEEN JANUARY 1994 AND JANUARY 1997.


4                            1997 SEMI-ANNUAL REPORT

INVESTMENT STRATEGY
For three decades, Delchester Fund's goal has remained constant - to provide above-average income while maintaining a conservative approach to credit risk management.
        The Fund emphasizes income as the dominant component of return, and stresses capital preservation over appreciation. We strive to achieve this by investing primarily in bonds rated B and BB, the two highest quality tiers in the high-yield market. In general, the Fund emphasizes bonds rated B during periods of economic expansion and lower yielding, better quality bonds rated
BB during slower economic growth. We focus on bonds issued by American corporations.
        Relative quality is an important factor we consider when we select bonds for your Fund's portfolio. We generally invest in older, seasoned and larger bond issues. Also, we examine a company's financial statements and generally meet with a bond issuer's senior management.
        Our current portfolio positioning hinges on our belief that the nation's output of goods and services (gross domestic product) will grow at a non-inflationary annual rate of 2% to 2.5% in calendar 1997. We believe such a growth rate would allow most companies issuing high-yield debt to meet their obligations without triggering higher inflation or a substantial hike in interest rates.
       During the first half of fiscal 1997, we maintained a substantial weighting in bonds rated B, as shown in the credit quality chart below. This strategy has the potential to increase your Fund's investment income while maintaining what we believe is a prudent risk profile.

PORTFOLIO HIGHLIGHTS AND QUALITY BREAKDOWN
A Focus on Bonds Rated B Can Increase Income Potential

B          71.40%
BB             9%
Cash       11.20%
Not Rated   4.60%

January 31,1997
                                   JULY 31, 1996   JAN. 31, 1997
-----------------------------------------------------------------
A Class Current 30-Day Yield*         9.47%           8.95%
Average Effective Duration          4.0 years      4.0 years
Average Effective Maturity          5.7 years      6.0 years
Number of Bond Issues                  109             110

*MEASURED ACCORDING TO SECURITIES AND EXCHANGE COMMISSION
GUIDELINES; THIRTY-DAY SEC YIELD AS OF JANUARY 31, 1997, FOR B
AND C CLASS SHARES WAS 8.62%; INSTITUTIONAL 30-DAY SEC YIELD
WAS 9.41%.
-----------------------------------------------------------------

                            1997 SEMI-ANNUAL REPORT                           5

Since July, we have increased our weighting of bonds issued by companies whose fortunes we believe are not tied to the overall performance of the U.S. economy. Given the fact that our nation's economy has had an uninterrupted period of growth for five years, we believe it was prudent to reduce our exposure to cyclical businesses.
        Fund holdings were diversified across 24 different industries as of January 31, 1997, with no one sector accounting for more than 10% of the fund's net assets. As we have in the past, we generally avoided bonds of companies in sectors where business prospects are unclear - emerging technologies, airlines, retailers and gaming. In our opinion this helped your Fund's performance during the first half of fiscal 1997.
        During the first half, we were able to increase your Fund's income by investing in Rule 144A bonds. These bonds are named for a Securities and Exchange Commission rule that allows a security to trade among sophisticated investors prior to registration. These bonds, which represented 23.6% of the Fund's net assets as of January 31, offered an average of 100 basis points additional yield. They had credit risk and liquidity attributes we believed were similar to bonds that were not issued under the rule.
        It appears more companies are willing to temporarily pay higher interest rates to investors rather than risk losing a financing opportunity because of the time and expense involved in registering securities. Prices of Rule 144A bonds generally rise - and yields decline - once companies register the securities. Rule 144A bonds accounted for 54% of all new high-yield bonds issued in 1996, compared to 26% of the market in 1993.

HIGH-YIELD BOND PERFORMANCE
AMID STOCK MARKET CORRECTIONS SINCE 1980
----------------------------------------------------------------------------
                                             S&P 500          RETURN FROM
                                             RETURN         HIGH-YIELD BONDS
----------------------------------------------------------------------------
  October 1987                               -21.5%              -3.8%
  March 1980                                 -9.9%               -2.1%
  August 1990                                -9.0%               -4.8%
  September 1986                             -8.2%               +0.8%
  November 1987                              -8.2%               +3.8%
  January 1990                               -6.7%               -3.5%
  July 1996                                  -5.7%               -1.9%

SOURCE: CHASE SECURITIES. THIS ILLUSTRATION IS NOT INTENDED TO REPRESENT THE PERFORMANCE OF ANY DELAWARE GROUP FUND. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

6                            1997 SEMI-ANNUAL REPORT

OUTLOOK
Assuming U.S. economic growth remains moderate for the balance of 1997 and the Federal Reserve Board's current monetary policy effectively keeps inflation caged, the high-yield market can continue to reward income-oriented investors. We believe income will be the dominant component of total return from all types of bonds this year.
        An important, although unquantifiable catalyst for high-yield bond demand in calendar 1996 was the increasing volatility of both the bond and stock markets. Whether through intuition or hard analysis, investors are increasingly embracing the notion that high-yield bonds can be a defensive investment under certain market conditions.

BETWEEN 1980 AND 1996, THE HIGH-YIELD BOND MARKET, ON AVERAGE, PROVIDED A POSITIVE RETURN DURING THE 68 MONTHS THE STANDARD & POOR'S 500 INDEX POSTED A NEGATIVE RETURN.


        The past doesn't always repeat itself, but it is worth noting that between 1980 and 1996, the high-yield bond market, on average, provided a positive return during the 68 months the Standard & Poor's 500 Index posted a negative return, according to Chase Securities Inc. Thus, high-yield bonds have the potential to both diversify and balance an investment portfolio that's focused heavily on equities.
        We believe a possible increase in stock market volatility in 1997 as well as an uncertain outlook for U.S. Treasury prices bode well for high-yield bonds. These two factors, in our opinion, may inspire continuing demand for high-yield bonds and reinforce the relative attractiveness of the high-yield market.


                                                                 Paul A. Matlack
                                                                  VICE PRESIDENT
                                                        SENIOR PORTFOLIO MANAGER


                                                               Gerald T. Nichols
                                                                  VICE PRESIDENT
                                                        SENIOR PORTFOLIO MANAGER

                                                               February 14, 1997



                            1997 SEMI-ANNUAL REPORT                           7

FUND PERFORMANCE

DELCHESTER FUND: PROVIDING HIGH INCOME
SINCE THE HIGH-YIELD MARKET'S INFANCY
Dividends from a $10,000 Investment 1982 - 1997
Total Dividends $53,607

Jan-83           $1,498
Jan-84           $1,597
Jan-85           $2,075
Jan-86           $2,771
Jan-87           $2,777
Jan-88           $2,955
Jan-89           $3,213
Jan-90           $3,556
Jan-91           $3,797
Jan-92           $4,066
Jan-93           $4,510
Jan-94           $4,930
Jan-95           $5,274
Jan-96           $5,082
Jan-97           $5,507


Delchester Fund pioneered high-yield mutual fund investing in the early 1980s. With continual reinvestment, a $10,000 investment 15 years ago in A Class shares would have provided more than $5,500 in dividends during the 12 months ended January 31, 1997.

*CHART ASSUMES $10,000 INVESTED ON JANUARY 31, 1982, WITH A 4.75% MAXIMUM FRONT-END SALES CHARGE AND REINVESTMENT OF ALL DISTRIBUTIONS. PERFORMANCE FOR OTHER DELCHESTER FUND CLASSES WILL VARY DUE TO DIFFERING CHARGES AND EXPENSES.


DELCHESTER FUND PERFORMANCE
Average Annual Total Return Through January 31, 1997
----------------------------------------------------------------------------------------

                                                TEN YEARS     FIVE YEARS        ONE YEAR
Class A (Est. 1970)                             +8.92%          +9.27%           +6.84%
----------------------------------------------------------------------------------------
                                                LIFETIME                        ONE YEAR

Class B (Est. 1994)
         Excluding sales charge                 +7.91%                          +11.29%
         Including sales charge                 +7.00%                           +7.29%
----------------------------------------------------------------------------------------
Class C (Est.1995)
         Excluding sales charge                +11.93%                          +11.29%
         Including sales charge                +11.93%                          +10.29%
----------------------------------------------------------------------------------------


DELCHESTER FUND INVESTS PRIMARILY IN HIGH-YIELD SECURITIES, WHICH INVOLVE GREATER RISKS THAN INVESTING IN HIGHER QUALITY FIXED-INCOME SECURITIES. RETURN AND SHARE VALUE WILL FLUCTUATE SO THAT SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. ALL RESULTS INCLUDE REINVESTMENT OF DISTRIBUTIONS AND SALES CHARGES AS SHOWN BELOW. LIFETIME PERFORMANCE FOR B AND C SHARES "EXCLUDING SALES CHARGE" ASSUMES THE INVESTMENT WAS NOT REDEEMED. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

CLASS A SHARES, INITIALLY OFFERED AUGUST 20, 1970, REFLECT THE EFFECT OF THE 4.75% MAXIMUM FRONT-END SALES CHARGE AND A 12B-1 FEE.
CLASS B SHARES, INITIALLY OFFERED MAY 2, 1994, DO NOT CARRY A FRONT-END SALES CHARGE, BUT ARE SUBJECT TO A 1% ANNUAL DISTRIBUTION AND SERVICE FEE. THEY ARE SUBJECT TO A DEFERRED SALES CHARGE OF UP TO 4% IF REDEEMED BEFORE THE END OF THE SIXTH YEAR.
CLASS C SHARES, INITIALLY OFFERED NOVEMBER 29, 1995, HAVE A 1% ANNUAL DISTRIBUTION AND SERVICE FEE. IF REDEEMED WITHIN 12 MONTHS, A 1% CONTINGENT DEFERRED SALES CHARGE APPLIES.

THE AVERAGE ANNUAL TOTAL RETURNS FOR THE LIFETIME, 10-YEAR, FIVE-YEAR, AND ONE-YEAR PERIODS AND AGGREGATE SIX-MONTH RETURN FOR THE PERIOD ENDED JANUARY
31, 1997, FOR DELCHESTER FUND'S INSTITUTIONAL CLASS, WHICH IS AVAILABLE WITHOUT SALES OR ASSET-BASED DISTRIBUTION CHARGES ONLY TO CERTAIN ELIGIBLE INSTITUTIONAL ACCOUNTS, WERE +9.85%, +9.69% +10.59% AND +12.40% AND +9.06%. THE INSTITUTIONAL
CLASS WAS INITIALLY MADE AVAILABLE JUNE 1, 1992; PERFORMANCE PRIOR TO THAT DATE WAS ADJUSTED TO ELIMINATE THE EFFECT OF THE SALES CHARGE.

8                            1997 SEMI-ANNUAL REPORT

FINANCIAL STATEMENTS

DELAWARE GROUP INCOME FUNDS, INC.
DELCHESTER FUND
STATEMENT OF NET ASSETS/JANUARY 31, 1997
(UNAUDITED)

-----------------------------------------------------------------------------------

                                                      PRINCIPAL           MARKET
                                                       AMOUNT             VALUE

  CORPORATE BONDS - 84.82%
  AEROSPACE & DEFENSE - 2.18%
  Greenwich Air Services sr nts
   10.50% 06/01/06. . . . . . . . . . .                 $ 8,190,000        $ 8,691,638
  K & F Industries sr sub debs
   10.375% 09/01/04. . . . . . . . . ..                   5,700,000          6,013,500
**UNC sr sub nts 11.00% 06/01/06                         12,750,000         13,738,125
                                                                           -----------
                                                                            28,443,263
  AUTOMOBILES & AUTOMOTIVE PARTS - 5.77%                                   -----------
  Aetna Industries 11.88% 10/01/06                       10,275,000         11,071,313
**CSK Auto Inc. Notes 11.00% 11/01/06                    14,400,000         15,138,000
**Delco Remy International sr sub nts
   10.625% 08/01/06. . . . . . . . . ..                  10,750,000         11,448,750
  Exide sr sub def debs
   0.00% /12.25% 12/15/04. . . . . . ..                  16,000,000         15,040,000
**Motors & Gears Notes 10.75% 11/15/06                   14,500,000         14,898,750
  Penda 10.75% 03/01/04. . . . .                          5,000,000          5,012,500
  Venture Holdings Trust 9.75% 04/01/04                   3,000,000          2,767,500
                                                                           -----------
                                                                            75,376,813
                                                                           -----------
  BANKING, FINANCE & INSURANCE - 1.07%
**Acadia Partners sub nts 13.00% 10/01/97                13,500,000         14,006,250
                                                                           -----------
                                                                            14,006,250
                                                                           -----------
  BUILDING & MATERIALS - 1.23%
**Atrium 10.50% 11/15/06. . . . . . . .                   7,700,000          7,959,875
  NVR11.00% 04/15/03. . . . . . . . . .                   7,635,000          8,083,556
                                                                           -----------
                                                                            16,043,431
                                                                           -----------
  CABLE, MEDIA, & PUBLISHING - 7.47%
  Adelphia Communications sr debs
   11.875% 09/15/04. . . . . . . . . ..                   4,800,000          4,824,000
  Adelphia Communications sr unsec nts
   12.50% 05/15/02. . . . . . . . . . .                  17,200,000         17,673,000
  Cablevision Systems sr sub nts
   9.875% 05/15/06. . . . . . . . . . .                  12,500,000         12,921,875
  Fundy Cable 11.00% 11/15/05                             4,000,000          4,260,000
  Galaxy Telecommunication L.P. sr sub nts
   12.375% 10/01/05. . . . . . . . . ..                   7,500,000          8,015,625
  Lamar Advertising 9.63% 12/01/06                        9,500,000          9,785,000
  Marcus Cable sr disc nts
   0.00%/14.25% 12/15/05. . . . . .....                  19,200,000         14,040,000
  Rogers Cablesystems sr sec nts
   10.00% 12/01/07. . . . . . . . . . .                   8,260,000          8,683,325
  Sullivan Graphics sr sub nts
   12.75% 08/01/05. . . . . . . . . . .                  10,800,000         10,557,000
  Universal Outdoor Notes 9.75% 10/15/06                  6,700,000          6,901,000
                                                                           -----------
                                                                            97,660,825
                                                                           -----------
  CHEMICALS - 7.04%
  Astor 10.50% 10/15/06. . . . . . . ..                   6,350,000          6,635,750
**BPC Holding sr nts 12.50% 06/15/06                      6,200,000          6,610,750
  Harris Chemical sr sub nts
   10.75% 10/15/03. . . . . . . . . . .                   9,500,000         10,010,625


                                                           PRINCIPAL           MARKET
                                                            AMOUNT             VALUE
                                                        --------------------------------

  CORPORATE BONDS (CONTINUED)
  CHEMICALS (CONTINUED)
  ISP Holding Notes 9.00% 10/15/03                      $ 8,000,000        $ 8,160,000
  NL Industries sr sec nts 11.75% 10/15/03                7,435,000          7,853,219
  NL Industries sr sec disc nts
   0.00%/13.00% 10/15/05. . . . . . . .                  15,400,000         13,513,500
  Sterling Chemicals 11.75% 08/15/06                     14,455,000         15,412,644
**Texas Petrochemical sr sub nts
   11.125% 07/01/06. . . . . . . . . ..                   9,750,000         10,469,063
  UCC Investors Holding sub nts
   0.00%/12.00% 05/01/05. . . . . . . .                  15,000,000         13,312,500
                                                                           -----------
                                                                            91,978,051
                                                                           -----------
  COMPUTERS & TECHNOLOGY - 3.42%
**Statia Terminals 11.75% 11/15/03                       13,000,000         13,796,250
  Unisys nts 11.75% 10/15/04                             16,635,000         17,924,213
  Unisys sr nts 12.00% 04/15/03                          12,000,000         13,035,000
                                                                           -----------
                                                                            44,755,463
                                                                           -----------
  CONSUMER PRODUCTS - 5.00%
  Calmar Spraying Systems sr sub nts
   11.50% 08/15/05. . . . . . . . . . . ..               14,500,000         15,351,875
**Rayovac Notes 10.25% 11/01/96                           7,395,000          7,644,581
  Revlon Worldwide sr sec disc nts
   0.00% /9.00% 03/15/98. . . . .                        28,000,000         25,340,000
  Samsonite sr sub nts 11.13% 07/15/05                    6,400,000          7,048,000
  Shop Vac 10.63% 09/01/03. .                             9,400,000          9,975,750
                                                                           -----------
                                                                            65,360,206
                                                                           -----------
  ELECTRONICS/ELECTRICAL EQUIPMENT - 2.72%
  Electronic Retailing Systems
   0.00%/13.25% 02/01/04. . . . . . . . ..               13,200,000          9,108,000
**IMO Industries sr sub nts
   11.75% 05/01/06. . . . . . . . . . . ..               16,965,000         16,159,163
  International Wire Group sr sub nts
   11.75% 06/01/05. . . . . . . . . . . ..                9,500,000         10,224,375
                                                                           -----------
                                                                            35,491,538
  ENERGY/ENVIRONMENTAL SERVICES - 1.96%                                    -----------
  Allied Waste North America
   10.25% 12/01/06. . . . . . . . . . . ..                9,250,000          9,874,375
  Clark USA Notes 10.88% 12/01/05                        10,170,000         10,411,538
  Petro Stopping Centers 10.50% 02/01/07                  5,275,000          5,393,688
                                                                          ------------
                                                                            25,679,601
                                                                          ------------
  FOOD, BEVERAGE & TOBACCO - 3.80%
  CFP Holdings 11.63% 01/15/04                           10,300,000         10,609,000
  Core-Mark 11.38% 09/15/03.                             13,500,000         13,921,875
  International Home Foods Notes
   10.38% 11/01/06. . . . . . . . . . . ..                9,350,000          9,770,750
  TLC Beatrice International Holdings sr nts
   11.50% 10/01/05. . . . . . . . . . . ..               14,500,000         15,424,375
                                                                          ------------
                                                                            49,726,000
                                                                          ------------

                            1997 SEMI-ANNUAL REPORT                           9

DELAWARE GROUP INCOME FUNDS, INC.
DELCHESTER FUND (CONTINUED)
STATEMENT OF NET ASSETS (CONTINUED)


                                                       PRINCIPAL               MARKET
                                                        AMOUNT                 VALUE
                                                      ----------------------------------


  CORPORATE BONDS (CONTINUED)
  HEALTHCARE & PHARMACEUTICALS - 3.13%
**Dade International sr sub nts
   11.125% 05/01/06. . . . . . . . . . . .             $10,425,000          $ 11,324,156
  Dynacare sr nts 10.75% 01/15/06                        9,750,000             9,908,438
  Imed 9.75% 12/01/06. . . . . . . .. . ..               6,500,000             6,638,125
  Owens & Minor sr sub nts
   10.875% 06/01/06. . . . . . . . . .. ..              12,000,000            13,020,000
                                                                           -------------
                                                                              40,890,719
                                                                           -------------
  INDUSTRIAL MACHINERY - 4.88%
  Goss Graphics System Notes
   12.00% 10/15/06. . . . . . . . . . .. .               10,700,000           11,221,625
**Hawk 10.25% 12/01/03. . . .. . . .  . ..               10,500,000           10,723,125
  Interlake sr nts 12.125% 03/01/02                      10,600,000           11,130,000
  Spinnaker Industries Notes
   10.75% 10/15/06. . . . . . . . . . .. .                9,500,000            9,915,625
  Jordan Industries sr sec nts
   10.38% 08/01/03. . . . . . . . . . . ..               13,100,000           13,100,000
  Terex 13.25% 05/15/02. . . . . . . . ...                7,000,000            7,752,500
                                                                           -------------
                                                                              63,842,875
                                                                           -------------
  LEISURE, LODGING & ENTERTAINMENT - 6.02%
**AMF Group sr disc nts
   0.00%/12.25% 03/15/06. . . . . . . .                  13,000,000            8,970,000
**AMF Group sr sub nts 10.88% 03/15/06                    9,500,000           10,271,875
  CINEMARK 9.63% 08/01/08. . . . . . ..                  11,000,000           11,192,500
  Coleman Holdings
   0.00%/10.50% 05/27/98. . . . . . . .                  22,750,000           20,020,000
**ElDorado Resorts LLC sr sub nts
   10.50% 08/15/06. . . . . . . . . . .                   9,050,000            9,626,938
  Trump-Atlantic City mtg nts
   11.25% 05/01/06. . . . . . . . . . .                  19,200,000           18,600,000
                                                                           -------------
                                                                              78,681,313
                                                                           -------------

  METALS & MINING - 8.50%
  Algoma Steel mtg nts 12.375% 07/15/05                  14,600,000           16,169,500
  Bayou Steel 10.25% 03/01/01                             2,000,000            1,965,000
  Commonwealth Aluminum
   10.75% 10/01/06. . . . . . . . . . .                  11,725,000           12,164,688
  G.S.Technologies sr nts 12.00% 09/01/04                11,500,000           12,146,875
  G.S.Technologies sr nts 12.25% 10/01/05                 9,450,000           10,076,063
  Maxxam Group 11.25% 08/01/03                            9,400,000            9,623,250
  Maxxam Group sr sec nts
   12.00% 08/01/03. . . . . . . . . . .                  12,250,000           12,678,750
  NS Group units 13.50% 07/15/03                         13,575,000           14,932,500
  Renco Metals sr nts 11.50% 07/01/03                    14,900,000           15,626,375
**Weirton Steel sr nts 11.375% 07/01/04                   5,600,000            5,803,000
                                                                           -------------
                                                                             111,186,001
                                                                           -------------
  PACKAGING & CONTAINERS - 4.43%
  Gaylord Container sr nts
   11.50% 05/15/01. . . . . . . . . . .                   8,025,000            8,536,594
  Ivex Packaging sr sub nts
   12.50% 12/15/02. . . . . . . . . . .                  15,740,000           17,077,900
*Plastic Containers 10.00% 12/15/06                       3,400,000            3,519,000


                                                            PRINCIPAL           MARKET
                                                              AMOUNT             VALUE
                                                        --------------------------------

  CORPORATE BONDS (CONTINUED)
  PACKAGING & CONTAINERS (CONTINUED)
  Silgan Holdings sr disc debs
   0.00%/13.25% 12/15/02. . . . .                       $ 6,568,000          $ 6,699,360
  Stone Container sr nts 11.88% 12/01/98                  4,750,000            5,046,875
  Stone Container sr nts 11.50% 10/01/04                  9,750,000           10,164,375
**Stone Container sr nts  11.88% 08/01/16                 6,500,000            6,865,625
                                                                           -------------
                                                                              57,909,729
                                                                           -------------
  PAPER & FOREST PRODUCTS - 5.05%
**Florida Coast Paper LLC mtg nts
   12.75% 06/01/03. . . . . . . . . . .                   9,500,000           10,212,500
**Four M sr nts 12.00% 06/01/04                          14,225,000           15,007,375
  Pacific Lumber sr nts 10.50% 03/01/03                  15,000,000           15,300,000
  Repap Wisconsin sr nts 9.875% 05/01/06                 10,000,000            9,800,000
  Riverwood International unsec sr sub nts
   10.875% 04/01/08. . . . . . . . . .                    6,825,000            6,006,000
  S.D. Warren sr sub nts 12.00% 12/15/04                  8,825,000            9,685,438
                                                                           -------------
                                                                              66,011,313
                                                                           -------------
  RETAIL - 3.18%
  Fleming sr nts 10.625% 12/15/01                        18,445,000           19,136,688
  Jitney-Jungle Stores sr nts
   12.00% 03/01/06. . . . . . . . . . .                  12,000,000           12,825,000
  Ralph's Grocery sr sub nts
   13.75% 06/15/05. . . . . . . . . . .                   8,982,000            9,655,650
                                                                           -------------
                                                                              41,617,338
  TELECOMMUNICATIONS - 2.82%                                               -------------
**Intermedia Capital Partners sr nts
   11.250% 08/01/06. . . . . . . . . .                   14,500,000           15,388,125
  Paging Network 10.13% 08/01/07                          1,800,000            1,786,500
  Teleport Communications sr nts
   9.875% 07/01/06. . . . . . . . . . .                   9,500,000           10,081,875
  Teleport Communications sr disc nts
   0.00%/7.125% 07/01/07. . . . .                        13,900,000            9,573,625
                                                                           -------------
                                                                              36,830,125
                                                                           -------------
  TEXTILES & FURNITURE - 1.15%
 **Clark-Schwebel sr nts 10.50% 04/15/06                  10,975,000          11,647,219
  Foamex L.P. sr sub debs
   11.88% 10/01/04. . . . . . . . . . .                   3,200,000            3,456,000
                                                                           -------------
                                                                              15,103,219
  TRANSPORTATION & SHIPPING - 0.84%
  Blue Bird Body 10.75% 11/15/06                          3,000,000            3,172,500
  Ryder Transportation Notes
   10.00% 12/01/06. . . . . . . . . . .                   7,500,000            7,809,375
                                                                           -------------
                                                                              10,981,875
                                                                           -------------
  UTILITIES - 0.82%
**Calpine sr nts 10.50% 05/15/06                         10,000,000           10,675,000
                                                                           -------------
                                                                              10,675,000
                                                                           -------------
  MISCELLANEOUS - 2.34%
  Coinmach sr nts 11.75% 11/15/05                        14,500,000           15,714,375
**LDM Technologies 10.75% 01/15/07                        2,425,000            2,515,938
**Pierce Leahy sr sub nts
   11.125% 07/15/06. . . . . . . . . .                   11,250,000           12,360,938
                                                                          --------------
                                                                              30,591,251
                                                                          --------------
Total Corporate Bonds
(cost $1,062,328,087). . . . .                                             1,108,842,199
                                                                          --------------


10                            1997 SEMI-ANNUAL REPORT

DELAWARE GROUP INCOME FUNDS, INC.
DELCHESTER FUND (CONTINUED)
STATEMENT OF NET ASSETS (CONTINUED)
-------------------------------------------------------------------------------


                                                      PRINCIPAL             MARKET
                                                       AMOUNT               VALUE


  U.S. TREASURY OBLIGATIONS - 8.98%
  U.S. Treasury Notes 8.50% 04/15/97                    $62,464,000          $ 62,864,388
  U.S. Treasury Notes 9.00% 05/15/98                     52,500,000            54,606,820
                                                                           --------------
  Total U.S. Treasury Obligations
   (cost $117,610,774). . . . . . .                                           117,471,208
                                                                           --------------

  PREFERRED STOCK - 3.05%
  Cablevision Systems 11.125% 04/01/03                       55,364              5,121,170
  California Federal 9.125% 12/31/02                        304,000              7,638,000
  Chancellor Radio 12% 01/15/02                              69,250              6,976,938
  Pegasus Communication 12.75% 01/01/02                      91,500              9,150,000
**Silgan Holdings pik 13.25% 07/15/06                         5,672              6,062,097
 *Supermarket General $3.52 pfd                             200,000              4,800,000
  Terex Corporation appreciation rights                      55,200                165,600
                                                                               -----------
  Total Preferred Stock (cost $39,391,604)                                      39,913,805
                                                                               -----------

  CONVERTIBLE PREFERRED STOCK - 0.75%
  Pantry Pride $14.875 cv pfd                                97,500              9,762,188
                                                                                ----------
  Total Convertible Preferred Stock
   (cost $10,237,500). . . . . . . .                                             9,762,188
                                                                                ----------

  TOTAL MARKET VALUE OF SECURITIES - 97.60%
   (cost $1,229,567,965). . . . .                                            1,275,989,400
                                                                            --------------
  RECEIVABLES AND OTHER ASSETS
  NET OF LIABILITIES 2.40%. .                                                   31,366,362
                                                                            --------------
 NET ASSETS APPLICABLE TO 158,312,746
  DELCHESTER FUND A CLASS, 35,808,741
  DELCHESTER FUND B CLASS, 1,832,481
  DELCHESTER FUND C CLASS, AND 9,372,228
  DELCHESTER FUND INSTITUTIONAL CLASS SHARES
  ($1 PAR VALUE) OUTSTANDING; EQUIVALENT
  TO $6.37 PER SHARE - 100.00%                                              $1,307,355,762
                                                                            ==============



                                                                               MARKET
                                                                                VALUE
                                                                             ---------


  NET ASSETS APPLICABLE TO 158,312,746
   DELCHESTER FUND A CLASS, 35,808,741
   DELCHESTER FUND B CLASS, 1,832,481
   DELCHESTER FUND C CLASS, AND 9,372,228
   DELCHESTER FUND INSTITUTIONAL CLASS SHARES
   ($1 PAR VALUE) OUTSTANDING; EQUIVALENT
   TO $6.37 PER SHARE - 100.00%                                             $1,307,355,762
                                                                            ==============

  COMPONENTS OF NET ASSETS AT JANUARY 31, 1997:
  Capital Stock, $1 par value, 500,000,000 shares authorized to the Fund with 350,000,000 shares allocated to
   Delchester Fund A Class, 50,000,000 shares allocated to
   Delchester Fund B Class, 50,000,000 shares allocated to
   Delchester Fund C Class and 50,000,000 shares allocated to
   Delchester Fund Institutional Class                                      $1,493,235,684
  Accumulated undistributed:
   Net investment loss. . . . . . .                                                (17,134)
   Net realized loss on investments                                           (232,284,223)
   Net unrealized appreciation of investments                                   46,421,435
                                                                           ---------------
   Total net assets. . . . . . . . . .                                      $1,307,355,762
                                                                           ===============

---------------------
 *Non-income producing security for the period ended January 31, 1997
**This security is exempt from registration under Rule 144A of the Securities
  Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Summary of Abbreviations:
cv    -  convertible
debs  -  debentures
def   -  deferred
disc  -  discount
fm    -  floating rate notes
jr    - junior
mtg   - mortgage
nts   - notes
pfd   - preferred
pik   - pay-in-kind
sec   - secured
sr    - senior
sub   - subordinated
unsec - unsecured
                             See accompanying notes

                            1997 SEMI-ANNUAL REPORT                           11


DELAWARE GROUP INCOME FUND, INC.
DELCHESTER FUND
STATEMENT OF OPERATIONS
YEAR ENDED JANUARY 31, 1997                 STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)
------------------------------------------------------------------------------

  INVESTMENT INCOME:
  Interest. . . . . . . . . . . . . . . . . .       $67,299,750
  Dividends. . . . . . . . . . . . . . . . .            725,156        $ 68,024,906
                                                                       ------------
  EXPENSES:
  Management fees ($3,610,826) and
   directors' fees ($13,655).                         3,624,481
  Distribution expenses. . . . .                      2,321,580
  Dividend disbursing and transfer
   agent fees and expenses. . .                         890,242
  Accounting fees and Salaries                          204,255
  Reports and statements to shareholders                130,724
  Registration fees. . . . . . . . .                     57,578
  Professional fees. . . . . . . . .                     16,833
  Taxes (other than taxes on income)                      4,018
  Other. . . . . . . . . . . . . . . . . . . . .         59,174           7,308,885
                                                                        -----------

  NET INVESTMENT INCOME. . . . .                                         60,716,021

  NET REALIZED AND
   UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain from investment transactions                         9,461,180
   Net unrealized appreciation of
    investments during the period                                        35,771,665
                                                                        -----------
  NET REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS. . . . . . .                                      45,232,845
  NET INCREASE IN NET ASSETS                                          -------------
   RESULTING FROM OPERATIONS.                                           105,948,866
                                                                      =============

                               See accompanying notes



                                                Six Months         Year
                                                  Ended            Ended
                                                 1/31/97          7/31/96
                                              (Unaudited)
OPERATIONS:                                  ------------------------------
Net investment income.                       $ 60,716,021     $ 120,921,861
Net realized gain from investment
transactions. . . . . . . . . .                 9,461,180         1,187,422
Net unrealized appreciation (depreciation)
 during the period. . . .                      35,771,665       (28,027,547)
Net increase in net assets                    -----------      ------------
resulting from operations                     105,948,866        94,081,736
                                              -----------      ------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM NET INVESTMENT INCOME:
Delchester Fund A Class                       (48,604,876)      (100,800,196)
Delchester Fund B Class                        (9,048,783)       (13,336,513)
Delchester Fund C Class                          (363,585)          (145,007)
Delchester Fund Institutional Class            (3,023,238)        (6,332,817)
                                               -----------      ------------
                                              (61,040,482)      (120,614,534)
                                               -----------      ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Delchester Fund A Class                        86,084,952        182,180,243
Delchester Fund B Class                        54,902,153         88,879,473
Delchester Fund C Class                         6,715,917          5,408,360
Delchester Fund Institutional Class             9,851,540         33,198,797
Net asset value of shares issued upon
reinvestment of dividends from net
investment income:
Delchester Fund A Class                        23,333,764         49,169,956
Delchester Fund B Class                         3,561,191          5,253,012
Delchester Fund C Class                           239,910            106,355
Delchester Fund Institutional Class             2,545,142          5,385,495
                                              -----------       ------------
                                              187,234,569        369,581,691
Cost of shares repurchased:                   -----------       ------------
Delchester Fund A Class                      (110,720,416)      (256,308,765)
Delchester Fund B Class                       (13,826,802)       (26,555,455)
Delchester Fund C Class                          (526,874)          (514,240)
Delchester Fund Institutional Class           (14,384,308)       (39,364,486)
                                              -----------       ------------
                                             (139,458,400)      (322,742,946)
Increase in net assets derived from           -----------       ------------
capital share transactions                     47,776,169         46,838,745
                                              -----------       ------------
NET INCREASE IN NET ASSETS                     92,684,553         20,305,947
                                              -----------       ------------
NET ASSETS:
Beginning of period. . .                    1,214,671,209      1,194,365,262
                                            -------------      -------------
End of period. . . . . . . . .             $1,307,355,762     $1,214,671,209

                             See accompanying notes

12                            1997 SEMI-ANNUAL REPORT

DELAWARE GROUP INCOME FUND, INC.
DELCHESTER FUND
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 1997
(UNAUDITED)


Delaware Group Income Funds, Inc.- Delchester Fund (formally known as Delaware Group Delchester High-Yield Bond Fund, Inc.)(the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland corporation. The Fund offers four classes of shares.

The investment objective of the Fund is to seek as high a current income as is consistent with providing reasonable safety.

1.  Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund:

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of 4:00 p.m. E.S.T. on the valuation date. Securities not traded or not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Class Accounting - Expenses directly attributable to a class are charged to that class. Other common expenses are prorated between all classes of the Fund.

Other - Expenses common to all funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on an accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly.

Certain fund expenses are paid directly by brokers. The amount of these expenses was less than 0.01% of the Fund's average net assets.

2.  Investment Management and Distribution Agreements
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.60% of the first $500 million of average daily net assets of the Fund, 0.575% on the next $250 million and 0.55% on the average daily net assets over $750 million, less fees paid to the independent directors. At January 31, 1997, the Fund had a liability for Investment Management fees and other expenses payable to DMC for $87,904.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B Class and C Class. No distribution expenses are paid by the Institutional Class. At January 31, 1997, the Fund had a liability for distribution fees and other expenses payable to DDLP for $53,305. For the six months ended January 31, 1997, the Fund paid DDLP $259,029 for commissions earned on sales of Delchester Fund A Class shares.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC to serve as dividend disbursing and transfer agent for the Fund. Effective August 19, 1996, the Fund also engaged DSC to provide accounting services for the Fund. Previously, Fund personnel provided this service and the related costs were recorded in salaries and other expense categories in the statement of operations. For the six months ended January 31, 1997, the Fund expensed $890,242 for dividend disbursing and transfer agent services, $204,255 for accounting services and had liabilities for such fees and other expenses payable to DSC of $47,211.

Certain officers of DMC are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3.  Investments
During the period ended January 31, 1997, the Fund made purchases of $605,151,174 and sales of $602,180,497 of investment securities other than direct U.S. government securities and temporary cash investments.

At January 31, 1997, the aggregate cost of securities for federal income tax purposes was $1,229,567,965.

At January 31, 1997, net unrealized appreciation for federal income tax purposes aggregated $46,421,435 of which $50,862,061 related to unrealized appreciation of securities and $4,440,626 related to unrealized depreciation of securities.

The realized gain for federal income tax purposes was $9,461,180 for the six months ended January 31, 1997. For federal income tax purposes, the Fund had accumulated capital losses at July 31, 1996 of $238,687,000 which may be carried forward and applied against future capital gains. The capital loss carryforward expires as follows: 1998-$58,204,000, 1999-$89,261,000,
2002-$3,628,000 and 2003-$87,594,000.

4.  Capital Stock
Transactions in capital stock shares were as follows:

                                                   Six Months       Year
                                                     Ended          Ended
                                                    1/31/97        7/31/96
Shares sold:                                      ----------    -----------
 Delchester Fund A Class.                         13,722,199     29,345,150
 Delchester Fund B Class.                          8,762,978     14,310,890
 Delchester Fund C Class.                          1,071,827        872,689
 Delchester Fund Institutional Class               1,571,890      5,337,336

Shares issued upon reinvestment of dividends
 from net investment income:
 Delchester Fund A Class.                          3,714,867     7,914,017
 Delchester Fund B Class.                            566,621       846,254
 Delchester Fund C Class.                             38,114        17,233
 Delchester Fund Institutional Class                 405,295       858,905
                                                  ----------    ----------
                                                  29,853,791    59,502,474
                                                  ----------    ----------
Shares repurchased:
 Delchester Fund A Class.                        (17,641,107)  (41,237,430)
 Delchester Fund B Class.                         (2,209,595)   (4,275,449)
 Delchester Fund C Class.                            (83,648)      (83,734)
 Delchester Fund Institutional Class              (2,291,238)   (6,338,631)
                                                  ----------    ----------
                                                 (22,225,588)  (51,935,244)
                                                  ----------    ----------
Net increase. . . . . . . . . . . .                7,628,203     7,567,230
                                                  ==========    ==========


                            1997 SEMI-ANNUAL REPORT                          13

5.  Lines of Credit
The Fund has a committed line of credit for $20,000,000. No amount was outstanding at January 31, 1997 or at any time during the period.

6.  Concentration of Credit Risk
The Fund invests in high-yield fixed income securities which carry ratings of BB or lower by Standard & Poors and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10% of its total assets in illiquid securities which include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities. These securities have been denoted in the Statement of Net Assets. Of the securities referred to above, none of the securities have been determined to be illiquid.

7.  Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                     Delchester Fund A Class
                                                   --------------------------------------------------------
                                                   Six Months
                                                     Ended               Year Ended July 31,
                                                   1/31/97(1)    1996      1995      1994    1993      1992

Net asset value, beginning of period. . . .         $6.140     $6.280      $6.450    $7.070    $6.900      $6.260

Income from investment operations:
  Net investment income. . . . . . . . . . . .       0.306      0.628       0.668     0.744     0.774       0.781
  Net realized and unrealized gain (loss) from
  security transactions                              0.231     (0.141)     (0.167)   (0.618)    0.165       0.640
                                                    ------     ------      ------    ------     -----       -----
  Total from investment operations. . . . . .        0.537      0.487       0.501     0.126     0.939       1.421
                                                    ------     ------      ------    ------     -----       -----
Less distributions:
  Dividends from net investment income. .           (0.307)    (0.627)     (0.671)   (0.746)   (0.769)     (0.781)
  Distributions from net realized gain on
  security transactions                              none       none         none     none      none        none
                                                    ------     ------      ------    ------     -----       -----
  Total distributions. . .. . . . . . . . .         (0.307)    (0.627)     (0.671)   (0.746)   (0.769)     (0.781)
                                                    ------     ------      ------    ------     -----       -----
Net asset value, end of period. . . . . . . .       $6.370     $6.140      $6.280    $6.450    $7.070      $6.900
                                                    ======     ======      ======    ======     =====       =====
Total return(2). . . . . . . . . . . . . . . ..       8.92%      8.10%       8.46%     1.60%    14.46%      23.94%

Ratios/supplemental data:
  Net assets, end of period (000 omitted)       $1,008,011   $973,939  $1,020,763  $983,569  $955,113    $760,290
  Ratio of expenses to average net assets             1.03%      1.02%       1.09%     1.05%     1.04%       1.08%
  Ratio of net investment income to average
  net assets                                          9.68%     10.11%      10.77%    10.48%    11.17%      11.58%
  Portfolio turnover. . . . . . . . . . .              103%       108%         92%       92%       72%        101%

(1) Ratios have been annualized but total return has not been annualized.
(2) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.



14                            1997 SEMI-ANNUAL REPORT

Selected data for each share of the Fund outstanding throughout each period were as follows:

Delchester Fund
                                                                   Delchester Fund B Class                      C Class
                                                   --------------------------------------------------- ------------------------
                                                      Six
                                                    Months(6)                              5/2/94(2)   Six Months(6) 11/29/95(5)
                                                      Ended      Year Ended July 31,           to         Ended         to
                                                     1/31/97      1996          1995       7/31/94(4)    1/31/97      7/31/96
Net asset value, beginning of period. . . .          $6.140      $6.280        $6.450        $6.730       $6.140      $6.210
Income from investment operations:
  Net investment income. . . . . . . . . . . .        0.282       0.581         0.624         0.120        0.282       0.385
  Net realized and unrealized gain (loss) from
  security transactions                               0.231      (0.141)       (0.170)       (0.280)       0.230      (0.069)
                                                     ------      ------        ------        ------        -----       -----
Total from investment operations. . . . . . . .       0.513       0.440         0.454        (0.160)       0.513       0.316
Less distributions:                                  ------      ------        ------        ------        -----       -----
  Dividends from net investment income. .            (0.283)     (0.580)       (0.624)       (0.120)      (0.283)     (0.386)
  Distributions from net realized gain on security
  transactions                                         none        none          none          none         none        none
                                                     ------      ------        ------        ------        -----       -----
  Total distributions. . . . . . . . . . . . . .     (0.283)     (0.580)       (0.624)       (0.120)      (0.283)     (0.386)
                                                     ------      ------        ------         ------       -----        -----
Net asset value, end of period. . . . . . . . . .    $6.370      $6.140        $6.280        $6.450       $6.370      $6.140
                                                     ======      ======        ======        ======       ======      ======
Total return. . . . .. . . . . . . . . . . . . .       8.52%       7.30%(3)      7.64%(3)           (4)     8.51%       5.20%(3)
Ratios/supplemental data:
  Net assets, end of period (000 omitted)          $228,002    $176,266      $111,860       $21,776      $11,668      $4,953
  Ratio of expenses to average net assets              1.79%       1.77%         1.82%         1.83%        1.79%       1.77%
  Ratio of net investment income to average net
  assets                                               8.94%       9.36%        10.14%         9.70%        8.94%       9.36%
  Portfolio turnover. . . . . . . . . . . . . .         103%        108%           92%           92%         103%        108%

                                                                           Delchester Fund
                                                                  Delchester Fund Institutional Class
                                                   ---------------------------------------------------------
                                                   Six Months
                                                     Ended                    Year Ended July 31,
                                                    1/31/97(6)   1996      1995      1994    1993     1992(1)
Net asset value, beginning of period. . . .         $6.140      $6.280    $6.450   $7.070   $6.900     $6.260
Income from investment operations:
  Net investment income. . . . . . . . .             0.314       0.644     0.685    0.758    0.787      0.798
  Net realized and unrealized gain (loss)
  from security transactions                         0.231      (0.142)   (0.169)  (0.617)   0.165      0.640
                                                    ------      ------    ------   ------    -----      -----
Total from investment operations. . . . . .          0.545       0.502     0.516    0.141    0.952      1.438
Less distributions:                                 ------      ------    ------   ------    -----      -----
  Dividends from net investment income. .          (0.315)      (0.642)   (0.686)  (0.761)  (0.782)    (0.798)
  Distributions from net realized gain on
  security transactions                               none        none     none      none     none       none
                                                    ------      ------    ------   ------    -----      -----
  Total distributions. . . . . . . . . .  .         (3.315)     (0.642)   (0.686)  (0.761)  (0.782)    (0.798)
                                                    ------      ------    ------   ------    -----      -----
Net asset value, end of period. . . . . . .         $6.370      $6.140    $6.280   $6.450   $7.070     $6.900
                                                    ======      ======    ======   ======   ======     ======
Total return. . . . . . . . . . . . . . .             9.06%       8.37%     8.72%    1.82%   14.67%     24.28%
Ratios/supplemental data:
  Net assets, end of period (000 omitted)          $59,675     $59,513   $61,742  $71,122  $35,909    $18,746
  Ratio of expenses to average net assets             0.79%       0.77%     0.82%    0.83%    0.86%      0.86%
  Ratio of net investment income to average
  net assets                                          9.94%      10.36%    11.14%   10.70%   11.35%     12.17%
  Portfolio turnover. . . . . . . . . . . .            103%        108%       92%      92%      72%       101%

1 The per share data of Delchester I class and Delchester Fund Institutional
  Class has been combined for 1992. For the ten months ended May 31, 1992, the Delchester I class operating expenses and net investment income per share were $0.047 and $0.666, respectively. For the two months ended July 31, 1992, the Delchester Fund Institutional Class' operating expenses and net investment income per share were $0.009 and $0.132, respectively. All net investment income was distributed to share holders.
2 Date of initial public offering.  Ratios have been annualized.
3 Does not include the contingent deferred sales charge which varies from 1%-4
  % for B Class and 1% for C Class, depending upon the holding period.
4 Total return has been omitted as management believes that such information for this relatively short period is not meaningful.
5 Date of initial public offering.  Ratios have been annualized and total return has not been annualized.
6 Ratios have been annualized and total return has not been annualized.

                            1997 SEMI-ANNUAL REPORT                           15

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF DELCHESTER FUND SHAREHOLDERS, BUT IT MAY BE USED WITH PROSPECTIVE INVESTORS WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS FOR DELCHESTER FUND, WHICH SETS FORTH DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE FUND. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. SUMMARY INVESTMENT RESULTS ARE DOCUMENTED IN THE FUND'S CURRENT STATEMENT OF ADDITIONAL INFORMATION. THE FIGURES IN THIS REPORT REPRESENT PAST RESULTS WHICH ARE NOT A GUARANTEE OF FUTURE RESULTS. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING AND
TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682

FOR SHAREHOLDERS
1.800.523.1918

FOR SECURITIES DEALERS
1.800.362.7500

FOR FINANCIAL INSTITUTIONS
REPRESENTATIVES
1.800.659.2265

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan: however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of principal. Shares of the Fund are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.

Printed in the USA on
recycled paper

[Photo of Globe]

DELC-SA [1/97] PP3/97
B-173


DELAWARE
GROUP
--------
Philadelphia * London